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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption Experts and to the use of our report dated September 27, 2002 in the Registration Statement (Form SB-2 No. 333-00000) and the related Prospectus of USA Technologies, Inc. for the registration of 173,326,415 shares of its common stock.



                                                  /s/ Ernst & Young LLP


Philadelphia,  Pennsylvania
November  5,  2002


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